Vanguard Short-Term Government Bond Index Fund
Vanguard Intermediate-Term Government Bond Index Fund
Vanguard Long-Term Government Bond Index Fund

Supplement to the Prospectus and Summary Dated December 28, 2010 Prospectus and Summary Prospectus Text Changes

Under the heading “Investment Advisor” in the Fund Summary section of each Fund, the following text replaces similar text:

The Vanguard Group, Inc.

Portfolio Manager

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has managed the Fund since its inception in 2009.

Prospectus Text Changes

In the More on the Funds section, under the heading “Investment Advisor,” the following text replaces similar text:

The managers primarily responsible for the day-to-day management of the Funds are:

William D. Baird, Portfolio Manager. He has worked in investment management since 1988; has managed investment portfolios since 1993; has managed investment portfolios for Vanguard since 2008; and has co-managed the Mortgage-Backed Securities Index Fund since its inception in 2009. Education: B.A., Rutgers University; M.B.A., Stern School of Business at New York University.

Joshua C. Barrickman, CFA, Principal of Vanguard and Portfolio Manager. He has been with Vanguard since 1998; has worked in investment management since 1999; has managed investment portfolios since 2005; and has managed the Short-Term, Intermediate-Term, and Long-Term Corporate Bond Index Funds since their inceptions in 2009. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

(over, please)

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; and has managed the Short-Term, Intermediate-Term, and Long-Term Government Bond Index Funds, and co-managed the Mortgage-Backed Securities Index Fund since their inceptions in 2009. Education: B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

CFA® is a trademark owned by CFA Institute.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 1942 072011

Vanguard Scottsdale Funds

Supplement to the Statement of Additional Information Dated December 28, 2010

Statement of Additional Information Text Changes

Beginning on page B-39, the text under the heading “Other Accounts Managed” is replaced with the following:

Gregory Davis manages the Short-, Intermediate-, and Long-Term Government Bond Index Funds, and co-manages the Mortgage-Backed Securities Index Fund; as of August 31, 2010, the Funds collectively held assets of $332.1 million. As of August 31, 2010, Mr. Davis also managed all or a portion of three other registered investment companies with total assets of $30.1 billion, co-managed two other registered investment companies with total assets of $91.6 billion, and co-managed 12 other pooled investment vehicles with total assets of $8.8 billion (none of which had advisory fees based on account performance).

Joshua C. Barrickman manages the Short-, Intermediate-, and Long-Term Corporate Bond Index Funds; as of August 31, 2010, the Funds collectively held assets of $1.2 billion. As of August 31, 2010, Mr. Barrickman also managed two other registered investment companies with total assets of $44.8 billion (neither of which had advisory fees based on account performance).

William D. Baird co-manages the Mortgage-Backed Securities Index Fund; as of August 31, 2010, the Fund held assets of $37 million. As of August 31, 2010, Mr. Baird also co-managed one other registered investment company with total assets of $2.2 billion and three other pooled investment vehicles with total assets of $2.3 billion (none of which had advisory fees based on account performance).

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI1942 072011